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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                     Date of Report (Date of earliest Event
                          Reported): February 11, 2000


   CWABS, INC., (as depositor under the Pooling and Servicing Agreement, to be dated as of February 27, 2000, providing for the issuance of the CWABS, Inc.,
  Countrywide Home Equity Loan Trust 2000-A, Revolving Home Equity Loan Asset
                      Backed Certificates, Series 2000-A).

                                   CWABS, INC.
                                   -----------
             (Exact name of registrant as specified in its charter)



          Delaware                     333-84365            95-4596514
----------------------------         ------------        ----------------
(State or Other Jurisdiction         (Commission         (I.R.S. Employer
of Incorporation)                    File Number)        Identification No.)



           4500 Park Granada
           Calabasas, California                        91302
         -------------------------                   ----------
           (Address of Principal                     (Zip Code)
            Executive Offices)

Registrant's telephone number, including area code (818) 225-3240
                                                   ----- --------

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



Item 5.  Other Events.
----     ------------

Filing of Certain Materials
---------------------------

          Pursuant to Rule 424(b)(2) under the Securities Act of 1933, concurrently with, or subsequent to, the filing of this Current Report on Form 8-K (the "Form 8-K"), CWABS, Inc. (the "Company") is filing a prospectus and a prospectus supplement with the Securities and Exchange Commission (the "Commission") relating to its Revolving Home Equity Loan Asset Backed Certificates, Series 2000-A, Class A-2 (the "Certificates").

          In connection with the offering of the Revolving Home Equity Loan Asset Backed Certificates, Series 2000-A, Class A-2, Countrywide Securities Corporation ( the "Underwriter"), as underwriter of the Certificates, has prepared certain materials ("Computational Materials") for distribution to its potential investors. Although the Company provided the Underwriter with certain information regarding the characteristics of the Mortgage Loans (the "Loans") in the related portfolio, the Company did not participate in the preparation of the Computational Materials. Concurrently with the filing hereof, pursuant to Rule 311(i) of Regulation S-T, the Company is filing the Computational Materials by paper filing on Form SE.

          For purposes of this Form 8-K, "Computational Materials" shall mean computer generated tables and/or charts displaying with respect to the Certificates, any of the following: yield; average life; duration; expected maturity; interest rate sensitivity; loss sensitivity; cash flow characteristics; background information regarding the Loans; the proposed structure; decrement tables; or similar information (tabular or otherwise) of a statistical, mathematical, tabular or computational nature. The Computational Materials are attached hereto as Exhibit 99.1.


----------
     * Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the prospectus dated February 18, 2000 and the prospectus supplement dated February 18, 2000, of CWABS, Inc., relating to its Revolving Home Equity Loan Asset Backed Certificates, Series 2000-A, Class A-2.

Item 7.  Financial Statements, Pro Forma Financial

         Information and Exhibits.
         ------------------------

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits:

         99.1               Computational Materials

                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        CWABS, INC.



                                        By: /s/ Michael Muir
                                            --------------------------
                                            Michael Muir
                                            Vice President



Dated:  February 11, 2000

Exhibit Index
-------------


Exhibit                                                                Page
-------                                                                ----

99.1           Computational Materials

                                  EXHIBIT 99.1
                             Computational Materials

      In accordance with Rule 311(i) of Regulation S-T, the Computational
           Materials are being filed on paper pursuant to Form SE.

                                BROWN & WOOD LLP
                             One World Trade Center
                            New York, New York 10048
                            Telephone: (212) 839-5300
                            Facsimile: (212) 839-5599




                                             February 11, 2000

BY MODEM
--------


Securities and Exchange Commission
Judiciary Plaza
450 Fifth Street, N.W.
Washington, D.C.  20549


               Re:  CWABS, Inc.
                    Countrywide Home Equity Loan Trust 2000-A
                    Revolving Home Equity Loan Asset Backed
                    Certificates, Series 2000-A, Class A-2
                    -----------------------------------------


Ladies and Gentlemen:

     On behalf of CWABS, Inc. (the "Company"), we enclose herewith for filing, pursuant to the Securities and Exchange Act of 1934, as amended, the Company's Current Report on Form 8-K, for certain materials in connection with the above-referenced transaction.


                                             Very truly yours,

                                             /s/ Amy Sunshine
                                             ----------------

                                             Amy Sunshine

Enclosure